First Quarter 2022 Earnings Presentation APRIL 21, 2022 Exhibit 99.2

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 Expanding Loan and Margin Trends ▪ Annualized total loan growth of 5% QoQ (EoP and average) ▪ Annualized average Commercial & Business Lending (ex. PPP): 8% ▪ EoP securities/total assets of 20%, up from 19% in 4Q ▪ Quarterly net interest margin of 2.42% (2.50% in March) Contributing to Strong Profitability and Capital Trends ▪ Fully-diluted earnings per common share of $0.47 ▪ Pre-tax income of $93 million ▪ Pre-tax, pre-provision income1 of $89 million ▪ ROATCE2 of 11% ▪ CET1 of 10.2%; TCE2 of 7.7% ▪ Tangible book value per share of $17.29 (down 3% QoQ) Improving Credit Dynamics ▪ Negative provision of $4 million ▪ Net recoveries of $2 million ▪ Declining OREO, delinquency and restructured loan trends ▪ Appropriately reserved with ACLL to loan ratio of 1.30% as of 3/31/22 ▪ Total noninterest expense down 5% QoQ ▪ Reduced personnel and other expenses ▪ Continued increased investment in technology 1Q 2022 results reflect positive margin, expense and credit trends Associated Banc-Corp Reports First Quarter 2022 Net Income Available to Common Equity of $71 Million, or $0.47 per Common Share First Quarter 2022 Update Disciplined Expense Management 1 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. Given the adoption of CECL and the volatility of provision during the pandemic, we believe pre-tax pre-provision income provides meaningful disclosure to investors regarding the Company’s operations. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

3 Total loans increased by an annualized 5% QoQ, led by our strategic initiatives and general commercial 1Q 2022 Loan Trends ($ in millions) Average Loan Change (4Q 2021 to 1Q 2022) Commercial & Business Lending Commercial Real Estate Consumer Lending PPP EoP Quarterly Loan Trends ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Home Equity, Auto Finance & Other Consumer PPP $(291) $(91) $(80) $(71) $(20) $2 $3 $58 $77 $91 $134 $239 $252 Mortgage Warehouse Home Equity and Other Cons. CRE Investor Power & Utilities General Commercial REIT PPP Credit Cards CRE Construction Auto Finance ABL + Equipment All Other Specialized Residential Mortgage $0.9 $0.9 $0.9 $1.0 $1.4 $7.7 $7.6 $7.6 $7.6 $7.6 $6.1 $6.2 $6.1 $6.2 $6.2 $8.5 $8.8 $8.8 $9.4 $9.3 $0.8 $0.4 $0.2 $0.1 $0.0 $24.2 $23.9 $23.6 $24.2 $24.5 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 +9% YoY +4% YoY +1% YoY QoQ Growth: +5% annualized Growth vs. 3Q21: +8% annualized Total QoQ Growth: +5% annualized

4 Mortgage Warehouse + PPP $1.9 $1.9 $1.8 $1.8 $1.8 $1.6 $1.7 $1.9 $2.1 $2.2 $3.5 $3.6 $3.8 $4.0 $4.0 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 34.5 33.5 34.3 34.6 35.2 36.8 36.7 38.3 39.3 43.5 42.8 43.0 41.2 40.2 42.2 42.8 42.5 42.9 Jul. Aug. Sept. Oct. Nov. Dec. Jan. Feb. Mar. Actual Historical Avg. Emerging Commercial Growth Dynamics Key indicators of commercial activity point to additional growth later in 2022 Regional Commercial Line Utilization3 (%) 1 Reflects point-to-point Total Commercial loan growth excluding Mortgage Warehouse & PPP. 2 Includes legacy Asset-Based Lending and Equipment Finance balances. 3 Outstanding Balances / Total Exposure of regional Commercial Banking revolving credit lines in Milwaukee, Chicago and Twin Cities markets. Monthly historical average reflects 2017, 2018 and 2019 data. EoP CRE Construction Loan Exposures ($ in billions) % % Outstanding Balances Unfunded Exposures +$0.5b YoY EoP Total Commercial Loan Trends +$1.2b YoY 1 New ABL + Equipment CRE Other Com’l & Business Lending2 ($ in billions) $6.1 $6.2 $6.1 $6.2 $6.2 $0.1 $0.1 $7.2 $7.4 $7.6 $8.1 $8.2 $2.2 $1.8 $1.4 $1.2 $1.0 $15.5 $15.4 $15.1 $15.6 $15.6 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022

5 $13,706 $14,303 $14,422 $16,000 $17,000 $1,414 $1,247 $1,013 $15,120 $15,550 $15,434 3Q 2021 4Q 2021 1Q 2022 YE2022 Target YE2023 Target New Asset-Based Lending + Equipment Finance2 Total Commercial1 Auto Finance Our Strategic Initiatives Remain on Track $7 $143 $498 $1,350 $2,500 3Q 2021 4Q 2021 1Q 2022 YE2022 Target YE2023 Target $0 $67 $120 $300 $600 3Q 2021 4Q 2021 1Q 2022 YE2022 Target YE2023 Target EoP Balance Trends ($ in millions) Mortgage Warehouse + PPPTotal Commercial 1 Includes legacy Asset-Based Lending and Equipment Finance balances. 2 Reflected as balance growth above the 3Q 2021 legacy baseline of $111 million; the baseline is reflected in Total Commercial.

Strategic Initiative Updates[1]

We continue to make meaningful progress on our initiatives

Expanding our Lending Capabilities	▪ Auto Finance: Over 16,000 auto loans in portfolio; 763 avg. FICO ▪ Asset-Based Lending: Added four additional team members in 1Q ▪ Equipment Finance: Added two additional team members and began funding transactions in 1Q
Growing our Core Businesses	▪ Continued to add Commercial and Small Business bankers in 1Q, on track to hire ~15-20 bankers by year-end 2022 ▪ Strong commercial line utilization and pipeline trends in regional books ▪ Expecting seasonal growth in CRE construction balances
Investing in our Digital Transformation	▪ Launched internal pilot of new digital platform in 1Q 2022; expanded pilot program on track for 2Q 2022 launch ▪ Modernization efforts focusing on "hollowing out" our core ▪ Moving toward "built for purpose" systems with robust data integration
Optimizing Capital Proactively	▪ Capital priorities focused on organic growth (50-60%) and dividends (40-50%) in 2022 ▪ TCE ratio[2] of 7.7% vs. target of 7.5%

[1] All updates as of or for the period ended March 31, 2022 unless otherwise noted.
[2] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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7 $180 $184 $187 $188 2.45% 2.37% 2.40% 2.50% 2.37% 2.38% 2.40% 2.42% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Net Interest Income and Yield Trends NII and NIM Trends 2.91 2.87 2.89 2.91 2.88 2.57 2.56 2.47 2.44 2.44 2.79 2.82 2.83 2.84 2.89 1.81 1.66 1.57 1.76 1.96 0.40 0.36 0.30 0.27 0.26 0.07 0.06 0.07 0.05 0.06 0.74 0.51 0.38 0.32 0.29 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Average Yields (%) ($ in millions) 1Q 2022 NII and NIM continued to expand QoQ, driven primarily by higher securities yields Total Residential Mortgage Loans Commercial and Business Lending Loans excluding PPP Commercial Real Estate Loans Total Interest- Bearing Liabilities Time Deposits Quarterly Net Interest Income Total Interest-Bearing Deposits excluding Time Investments and Other Quarterly Net Interest Margin 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Monthly Net Interest Margin

8 $3.0 $3.2 $3.3 $4.1 $4.4 $1.9 $2.0 $2.0 $2.3 $2.4 $1.0 $1.8 $2.2 $1.6 $1.2 $5.9 $6.9 $7.5 $7.9 $7.9 1.81% 1.66% 1.57% 1.76% 1.96% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 16% 16% 17% 19% 20% 6% 5% 5% 3% 1% 21% 21% 22% 22% 21% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Cash and Investment Securities Portfolio Average Investments and Yield Trends EoP Securities + Cash / Total Assets We are on track to rebuild the investment portfolio to between 20% and 22% of total assets by year-end 2022 ($ in billions) Tax-Exempt Securities Taxable Securities Other Short-Term Investments Blended Investments Yield Securities Cash Securities Book Composition $4.3 $2.8 $2.2 $3.9 $6.6 $6.7 4Q 2021 1Q 2022 HTMAFS ($ in billions) During 1Q, we redesignated $1.6 billion of securities from AFS to HTM

9 $1.1 $0.9 $0.9 $0.8 $0.7 $1.7 $1.5 $1.4 $1.4 $1.3 $6.9 $7.0 $7.0 $6.9 $7.0 $3.8 $4.1 $4.2 $4.4 $4.5 $5.7 $5.9 $6.3 $6.5 $6.7 $7.7 $8.1 $8.1 $8.4 $8.3 $26.8 $27.5 $28.1 $28.4 $28.6 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Quarterly Funding Trends ($ in billions) Average Quarterly Deposits Time Deposits Savings Money Market EoP Wholesale Funding Trends Network Transaction Deposits We continue to see strong low-cost, core customer funding levels and reductions in higher-cost liabilities Noninterest-Bearing Demand Interest-Bearing Demand ($ in billions) EoP Low-Cost Deposit Mix Trends 15% 15% 15% 15% 16% 20% 21% 22% 23% 22% 31% 29% 29% 30% 29% 65% 66% 67% 68% 68% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 FHLB Advances Other Long-Term Funding $1.6 $1.6 $1.6 $1.6 $1.5 $1.1 $0.9 $0.9 $0.8 $0.8 $0.5 $0.5 $0.2 $0.2 $0.2 $3.2 $3.0 $2.8 $2.6 $2.6 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022

10 $52 $53 $54 $55 $53 $24 $8 $11 $8 $8 $8 $6 $7 $10 $9 $12 $6 $10 $9 $4 $95 $73 $82 $82 $74 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Noninterest Income Trends Overdraft Program UpdateNoninterest Income Trends ($ in millions) ($ in millions) Overdraft and Nonsufficient Funds Fees Moderation in noninterest income driven by macro market dynamics Fee-Based Revenue1 Capital Markets, net Mortgage Banking, net Other 1 Includes OD/NSF revenue. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of fee-based revenue to noninterest income. ▪ In 3Q, we plan to eliminate our continuous overdraft fee, overdraft protection transfer fee, and the Nonsufficient Funds fee charged when an item is returned ▪ We also plan to reduce the daily limit of overdraft fee occurrences from 4 down to 2 ▪ We expect these planned changes to reduce overdraft and NSF income by ~$3 million in 2022 $27 $28 $21 $22 $6 2018 2019 2020 2021 1Q 2022

11 $104 $107 $108 $108 $105 $71 $67 $68 $73 $68 $2 $1 $175 $174 $178 $182 $173 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Noninterest Expense Trends Technology & Equipment Expense TrendsNoninterest Expense Trends 1 Other expenses are primarily comprised of Technology, Occupancy, Equipment, Business Development, Legal and Professional, and FDIC Assessment costs. 2 Projected. ($ in millions) 1Q 2022 expenses down YoY, but expected to increase with planned technology and staffing additions Personnel Expense Other1Facilities-Related Exit Costs $73 $82 $81 $82 $21 $23 $24 $22 $21 $5 $96 $106 $103 $103 $26 2018 2019 2020 2021 1Q 2022 ($ in millions) EoP Full Time Employee Trends 5,044 4,336 3,988 ~4,250~250 2011 2015 2021 2022 Net Build 2022 2 2 Equipment ExpenseTechnology Expense

12 1Q 2022 Pre-Tax Pre-Provision Income1 Walk-Forward 1Q PTPP income grew by $3 million QoQ, driven by increased NII and decreased expense 4Q 2021 PTPP Income Net Interest Income2 Noninterest Income 1Q 2022 Pre- Tax Income ($ in millions) $89 1 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. Given the adoption of CECL and the volatility of provision during the pandemic, we believe pre-tax pre-provision income provides meaningful disclosure to investors regarding the Company’s operations. 2 Inclusive of lower day count in 1Q 2022. $(4) $93 1Q 2022 PTPP Income 1Q 2022 Provision 4Q 2021 Pre- Tax Income 4Q 2021 Provision Noninterest Expense Reduced BOLI, asset gains, card and capital markets fees Lower expense levels in several major categories

13 Pre-Tax Pre-Provision Income1 Trend Amid expanding operating leverage, PTPP income has remained above 2Q 2021’s $78 million baseline ($ in millions) 1 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. Given the adoption of CECL and the volatility of provision during the pandemic, we believe pre-tax pre-provision income provides meaningful disclosure to investors regarding the Company’s operations. 2Q21 Pre-Tax Income 2Q21 Provision 2Q21 PTPP Income 3Q21 Pre-Tax Income 3Q21 Provision 3Q21 PTPP Income 4Q21 Pre-Tax Income 4Q21 Provision 4Q21 PTPP Income 1Q22 Pre-Tax Income 1Q22 Provision 1Q22 PTPP Income

14 10.8 12.1 14.4 10.2 10.9 12.4 Common Equity Tier 1 Capital Tier 1 Capital Total Capital 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Regulatory Capital Ratios (%) 1Q 2021 Capital ratios are expected to drive toward targets as we fund loan growth on the balance sheet 1Q 2022 Strong Capital Position Tangible Common Equity / Tangible Assets1 (%) 7.8 8.0 7.9 7.9 7.7 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 7.5% Target

15 1Q 2022 ACLL Update ▪ Allowance for credit losses on loans (ACLL) decreased $2 million QoQ ▪ Net recoveries of $2 million ▪ 1Q 2022 negative provision of $4 million, compared to negative $6 million in 4Q 2021 and negative $23 million in 1Q 2021 ▪ CECL forward looking assumptions based on Moody’s February 2022 Baseline forecast 1 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. ($ in thousands) ACLL / Total Loans (%) Net recoveries of $2 million in 1Q 2022, reflecting strong dynamics throughout the portfolio Allowance Update 1.67 1.52 1.41 1.32 1.30 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 ACLL 1 ACLL 1 / Loans ACLL 1 ACLL 1 / Loans Loan Category C&BL (excl. PPP Loans) 119,946$ 1.28% 114,049$ 1.23% PPP Loans 51 0.08% 11 0.06% CRE - Investor 73,739 1.68% 73,995 1.66% CRE - Construction 53,229 2.94% 57,758 3.28% Residential Mortgage 40,787 0.54% 37,101 0.49% Other Consumer 32,038 3.08% 34,919 2.55% Total 319,791$ 1.32% 317,835$ 1.30% Total (excl. PPP Loans) 319,739$ 1.32% 317,823$ 1.30% 12/31/2021 3/31/2022

16 Credit Quality Trends $71 $65 $65 $63 $61 $59 $63 $62 $61 $81 $33 $18 $9 $6 $0 $163 $147 $135 $130 $143 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 $41 $42 $44 $43 $30 $15 $9 $30 $15 $13 $56 $51 $75 $58 $43 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Credit metrics largely continued to improve during 1Q 2022 ($ in millions) ($ in millions) ($ in millions) Restructured Loans & Delinquencies Nonaccrual LoansTotal Nonperforming Assets Net Charge Offs (Recoveries) and Provision Total Restructured Loans (accruing) Accruing Loans 30-89 Days Past Due CREConsumer $163 $147 $135 $130 $143 $25 $24 $34 $30 $18 $188 $171 $169 $160 $161 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 ($ in millions) $5 $5 $8 $6 $(2) $(23) $(35) $(24) $(6) $(4) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Total Net Charge Offs (Recoveries) Provision for Credit Losses Commercial & Business LendingNonaccrual Loans Other Real Estate Owned (OREO)

17 Balance Sheet Management1 ▪ Auto Finance loan growth of $1.2+ billion ▪ Total commercial2 loan growth of $750 million to $1 billion ▪ Target investments / total assets ratio of 20% to 22% Net Interest Income & Noninterest Income ▪ Net interest income of $840+ million (vs. prior guidance of $800+ million) ▪ Assumes a 25bp increase at each FOMC meeting this year ▪ Noninterest income of $290 million to $300 million (vs. prior guidance of $300+ million) ▪ Total net interest income & noninterest income of $1.135+ billion Expense Management ▪ Approximately $725 million to $740 million of noninterest expense ▪ Effective tax rate of 19% to 21% Capital & Credit Management ▪ Target TCE at or above 7.5%; Target CET1 at or above 9.5% ▪ We expect to adjust provision to reflect changes to risk grades, economic conditions, loan volumes, and other indications of credit quality 2022 Outlook FY 2022 Guidance 1 Growth to end of period as compared to 12/31/2021. 2 Includes Asset-Based Lending & Equipment Finance.

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Appendix

20 Additional 1Q 2022 Loan Trends $1.0 $0.9 $0.9 $1.0 $1.2 $8.0 $7.9 $7.8 $7.8 $7.7 $6.2 $6.2 $6.2 $6.1 $6.2 $8.5 $8.4 $8.7 $8.8 $9.0 $0.8 $0.7 $0.3 $0.1 $0.0 $24.5 $24.1 $23.9 $23.8 $24.1 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Average Quarterly Loan Trends ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Home Equity, Auto Finance & Other Consumer PPP +2% QoQ +2% QoQ +1% QoQ ($ in millions) EoP Loan Change (4Q 2021 to 1Q 2022) Commercial & Business Lending Commercial Real Estate Consumer Lending PPP $(186) $(49) $(48) $(24) $(22) $(2) $21 $40 $42 $44 $53 $85 $354 Mortgage Warehouse Home Equity and Other Cons. CRE Investor Power & Utilities General Commercial REIT PPP Credit Cards CRE Construction Auto Finance ABL + Equipment All Other Specialized Residential Mortgage

21 Total Loans Outstanding Balances as of March 31, 2022 Well-diversified $25 billion loan portfolio ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 3/31/2022 1 % of Total Loans 3/31/2022 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Wholesale/Manufacturing 1,882$ 7.7% Multi-Family 1,988$ 8.1% Utilities 1,827 7.4% Industrial 1,300 5.3% Real Estate (includes REITs) 1,536 6.3% Office/Mixed 1,259 5.1% Mortgage Warehouse 995 4.1% Retail 670 2.7% Finance & Insurance 419 1.7% Single Family Construction 464 1.9% Retail Trade 389 1.6% Hotel/Motel 225 0.9% Construction 357 1.5% Land 84 0.3% Health Care and Social Assistance 337 1.4% Mobile Home Parks 49 0.2% Rental and Leasing Services 267 1.1% Parking Lots and Garages 37 0.2% Professional, Scientific, and Tech. Serv. 224 0.9% Other 153 0.6% Transportation and Warehousing 178 0.7% Total 6,229$ 25.4% Waste Management 146 0.6% Accommodation and Food Services 134 0.5% Consumer Information 81 0.3% Residential Mortgage 7,609$ 31.0% Financial Investments & Related Activities 77 0.3% Home Equity 581 2.4% Arts, Entertainment, and Recreation 76 0.3% Auto Finance 498 2.0% Management of Companies & Enterprises 61 0.2% Credit Cards 111 0.5% Mining 46 0.2% Student Loans 96 0.4% Public Administration 30 0.1% Other Consumer 82 0.3% Educational Services 30 0.1% Total Consumer 8,978$ 36.6% Agriculture, Forestry, Fishing and Hunting 6 0.0% Other 227 0.9% Total C&BL 9,325$ 38.0% Total Loans 24,532$ 100.0%

22 Wisconsin 29% Illinois 23% Minnesota 10% Other Midwest 14% Texas 4% Other 20% Manufacturing & Wholesale Trade 20% Real Estate 16% Power & Utilities 20% Mortgage Warehouse 11% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 43% Natural Gas 30% Solar 21% Transmission, Control and Distribution 3% Other 3% Wisconsin 24% Illinois 15% Minnesota 8% Texas 4% Other Midwest 11% Other 37% Wisconsin 26% Illinois 15% Minnesota 10% Other Midwest2 23% Texas 7% Other 20% 2 2 Loan Stratification Outstanding Balances as of March 31, 2022 C&BL by Geography $9.3 billion Power & Utilities Lending $1.8 billion C&BL by Industry $9.3 billion Total Loans1 CRE by Geography $6.2 billion Multi-Family 32% Retail 11% Office / Mixed Use 20% Industrial 21% 1-4 Family Construction 7% Hotel / Motel 4% Other 5% CRE by Property Type $6.2 billion

Reconciliation and Definitions of Non-GAAP Items

($ in millions)

Pre-tax Pre-Provision Income Reconciliation[1]	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Income (loss) before income taxes	$113	$112	$92	$93
Provision for credit losses	(35)	(24)	(6)	(4)
Pre-tax pre-provision income	$78	$88	$86	$89

Average Tangible Common Equity Reconciliation[2]	1Q 2022
Common equity	$3,794
Goodwill and other intangible assets, net	(1,162)
Tangible common equity	$2,631

Tangible Common Equity and Tangible Assets Reconciliation[3]	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Common equity	$3,774	$3,820	$3,802	$3,832	$3,755
Goodwill and other intangible assets, net	(1,170)	(1,167)	(1,165)	(1,163)	(1,161)
Tangible common equity	$2,605	$2,652	$2,636	$2,669	$2,594
Total assets	$34,575	$34,153	$34,440	$35,104	$34,956
Goodwill and other intangible assets, net	(1,170)	(1,167)	(1,165)	(1,163)	(1,161)
Tangible assets	$33,406	$32,985	$33,274	$33,941	$33,795

Selected Trend Information[4]	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Wealth management fees	$22	$23	$22	$23	$22
Service charges and deposit account fees	15	16	17	17	17
Card-based fees	10	11	11	11	10
Other fee-based revenue	5	4	4	4	4
Fee-based revenue	52	53	54	55	53
Other	44	20	28	26	22
Total noninterest income	$95	$73	$82	$82	$74

[1] Management believes this measure is meaningful because it reflects adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations, and enhance comparability of results with prior periods.

[2] This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

[3] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

[4] These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation's results of operations.

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